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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 3, 1996 relating to the financial statements of Tri-Point Medical Corporation, which report appears on page F-2 of the Prospectus constituting part of the Registration Statement on Form S-1 (File No. 333-5425), as amended.


PRICE WATERHOUSE LLP


Raleigh, North Carolina
December 11, 1996